Exhibit 99.1
Saga Communications, Inc.
Reports 3rd Quarter 2009 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI — November 9, 2009 — Saga Communications, Inc. (NYSE Amex-SGA) today reported that 3rd quarter 2009 free cash flow increased 5.1% to $5.8 million compared to $5.5 million for the same period last year. Net operating revenue decreased 13.7% from the comparable period in 2008 to $31.3 million. Operating income was $5.8 million. Net income was $2.5 million ($.58 per fully diluted share) for the quarter ended September 30, 2009 compared to $3.1 million ($.65 per fully diluted share) for the comparable period in 2008. For the same period, station operating expense decreased $3.0 million to $23.6 million (station operating expense includes depreciation and amortization attributable to the stations). A large part of the decrease in station operating expense was a result of our cost reduction initiatives. This helped to reduce the impact that the decline in net operating revenue had on our operating results. On a same station basis for the quarter, net operating revenue decreased 14.7% to $30.9 million, operating income was $5.6 million and station operating expense decreased $3.2 million to $23.4 million.
For the nine month period ended September 30, 2009, free cash flow decreased $373 thousand to $12.7 million. Net operating revenue decreased 15.3% from the comparable period in 2008 to $89.0 million and operating income was $12.1 million. Net income was $4.8 million ($1.14 per fully diluted share) compared to $7.5 million ($1.52 per fully diluted share) for the comparable period in 2008. For the same period, station operating expense decreased $8.5 million to $70.8 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the nine months, net operating revenue decreased 16.2% to $88.1 million, operating income was $11.6 million and station operating expense decreased $8.9 million to $70.3 million.
All share and per share information has been adjusted for the Company’s January 28, 2009 1-for-4 reverse stock split.

The Company has maintained a solid balance sheet even given the current economic volatility with $16.7 million in cash balances as of September 30, 2009. Bank debt outstanding was $130.6 million. Subsequent to the end of the quarter the Company paid down $5.0 million of the outstanding bank debt. Adjusted for this pay down the companies trailing 12 month leverage ratio calculated as a multiple of EBITDA and based on actual debt outstanding was 4.6 times. Netting cash against outstanding debt the ratio would be 4.0 times.
Capital expenditures in the third quarter of 2009 were $663 thousand. For the nine months, capital expenditures were $3.2 million. Currently we expect capital expenditures for the year to be approximately $4.0 — $4.2 million.
The attached Selected Supplemental Financial Data table discloses “as reported” and “same station” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 61 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s third quarter 2009 results conference call will be on Monday, November 9, 2009 at 2:00 PM EST. The dial in number for domestic and international calls is 612/234-9960. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 115331. Thereafter, a transcript of the call will be available on our website.
The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 1:00 PM EST on November 9, 2009 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with the volatility of the global economy, Saga’s debt outstanding, debt service requirements and debt covenants along with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our annual report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained herein.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Nine Months Ended
September 30, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Operating Results
Net operating revenue	$31,253	$36,192	$89,014	$105,066
Station operating expense	23,556	26,588	70,791	79,255
Corporate general and administrative	1,906	2,485	6,131	7,611
Gain on asset exchange	—	(282)	—	(506)

Operating income	5,791	7,401	12,092	18,706
Interest expense	1,386	1,889	3,589	5,760
Other expense (income), net	43	—	11	27

Income before income tax	4,362	5,512	8,492	12,919
Income tax expense	1,892	2,415	3,710	5,452

Net income	$2,470	$3,097	$4,782	$7,467

Earnings per share
Basic	$0.58	$0.65	$1.14	$1.52

Diluted	$0.58	$0.65	$1.14	$1.52

Weighted average common shares	4,227	4,735	4,202	4,898
Weighted average common shares and common shares equivalents	4,227	4,738	4,203	4,902

Free Cash Flow
Net income	$2,470	$3,097	$4,782	$7,467
Plus: Depreciation and amortization:
Station	1,974	2,238	6,351	6,391
Corporate	57	54	166	160
Deferred tax provision	1,528	1,640	3,566	3,566
Non-cash compensation	348	338	1,018	1,059
Gain on asset exchange	—	(282)	—	(506)
Other expense (income), net	43	—	11	27
Less: Capital expenditures	(663)	(1,609)	(3,237)	(5,134)

Free cash flow	$5,757	$5,476	$12,657	$13,030

Balance Sheet Data
Working capital			$7,428	$19,311
Net fixed assets			70,204	73,889
Net intangible assets and other assets			113,635	230,484
Total assets			224,740	339,815
Long-term debt (including current portion of $20,578 and $1,061, respectively)			130,578	134,411
Stockholders’ equity			71,107	146,066

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
September 30, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Consolidated
Net operating revenue	$31,253	$36,192	$30,865	$36,192
Station operating expense	23,556	26,588	23,403	26,588
Corporate general and administrative	1,906	2,485	1,906	2,485
Gain on asset exchange	—	(282)	—	(282)

Operating income	5,791	7,401	$5,556	$7,401
Interest expense	1,386	1,889
Other expense (income), net	43	—
Income tax expense	1,892	2,415

Net income	$2,470	$3,097

Earnings per share:
Basic	$0.58	$0.65

Diluted	$0.58	$0.65

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Radio Segment
Net operating revenue	$26,992	$31,306	$26,604	$31,306
Station operating expense	20,046	22,717	19,893	22,717

Operating income	$6,946	$8,589	$6,711	$8,589

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Television Segment
Net operating revenue	$4,261	$4,886	$4,261	$4,886
Station operating expense	3,510	3,871	3,510	3,871
Gain on asset exchange	—	(282)	—	(282)

Operating income	$751	$1,297	$751	$1,297

	As-Reported		Same Station
	Three Months Ended		Three Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Depreciation and amortization by segment
Radio Segment	$1,521	$1,618	$1,515	$1,618
Television Segment	453	620	453	620
Corporate and Other	57	54	57	54

	$2,031	$2,292	$2,025	$2,292

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Nine Months Ended
September 30, 2009 and 2008
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station
	Nine Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Consolidated
Net operating revenue	$89,014	$105,066	$88,054	$105,066
Station operating expense	70,791	79,255	70,317	79,255
Corporate general and administrative	6,131	7,611	6,131	7,611
Gain on asset exchange	—	(506)	—	(506)

Operating income	12,092	18,706	$11,606	$18,706
Interest expense	3,589	5,760
Other expense (income), net	11	27
Income tax expense	3,710	5,452

Net income	$4,782	$7,467

Earnings per share:
Basic	$1.14	$1.52

Diluted	$1.14	$1.52

	As-Reported		Same Station
	Nine Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Radio Segment
Net operating revenue	$77,219	$91,316	$76,259	$91,316
Station operating expense	60,057	68,028	59,583	68,028

Operating income	$17,162	$23,288	$16,676	$23,288

	As-Reported		Same Station
	Nine Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Television Segment
Net operating revenue	$11,795	$13,750	$11,795	$13,750
Station operating expense	10,734	11,227	10,734	11,227
Gain on asset exchange	—	(506)	—	(506)

Operating income	$1,061	$3,029	$1,061	$3,029

	As-Reported		Same Station
	Nine Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008

Depreciation and amortization by segment
Radio Segment	$4,568	$4,771	$4,549	$4,771
Television Segment	1,783	1,620	1,783	1,620
Corporate and Other	166	160	166	160

	$6,517	$6,551	$6,498	$6,551

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
September 30, 2009 and 2008
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2009	Period	2009	2008	Period	2008
Consolidated
Net operating revenue	$31,253	$(388)	$30,865	$36,192	—	$36,192
Station operating expense	23,556	(153)	23,403	26,588	—	26,588
Corporate general and administrative	1,906	—	1,906	2,485	—	2,485
Gain on asset exchange	—	—	—	(282)	—	(282)

Operating income	$5,791	$(235)	$5,556	$7,401	—	$7,401

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2009	Period	2009	2008	Period	2008
Radio Segment
Net operating revenue	$26,992	$(388)	$26,604	$31,306	—	$31,306
Station operating expense	20,046	(153)	19,893	22,717	—	22,717

Operating income	$6,946	$(235)	$6,711	$8,589	—	$8,589

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2009	Period	2009	2008	Period	2008
Television Segment
Net operating revenue	$4,261	—	$4,261	$4,886	—	$4,886
Station operating expense	3,510	—	3,510	3,871	—	3,871
Gain on asset exchange	—	—	—	(282)	—	(282)

Operating income	$751	—	$751	$1,297	—	$1,297

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Nine Months Ended
September 30, 2009 and 2008
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2009	Period	2009	2008	Period	2008
Consolidated
Net operating revenue	$89,014	$(960)	$88,054	$105,066	—	$105,066
Station operating expense	70,791	(474)	70,317	79,255	—	79,255
Corporate general and administrative	6,131	—	6,131	7,611	—	7,611
Gain on asset exchange	—	—	—	(506)	—	(506)

Operating income	$12,092	$(486)	$11,606	$18,706	—	$18,706

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2009	Period	2009	2008	Period	2008
Radio Segment
Net operating revenue	$77,219	$(960)	$76,259	$91,316	—	$91,316
Station operating expense	60,057	(474)	59,583	68,028	—	68,028

Operating income	$17,162	$(486)	$16,676	$23,288	—	$23,288

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2009	Period	2009	2008	Period	2008
Television Segment
Net operating revenue	$11,795	—	$11,795	$13,750	—	$13,750
Station operating expense	10,734	—	10,734	11,227	—	11,227
Gain on asset exchange	—	—	—	(506)	—	(506)

Operating income	$1,061	—	$1,061	$3,029	—	$3,029

Saga Communications, Inc.
Selected Supplemental Financial Data
Trailing Twelve Month Consolidated EBITDA and Leverage Ratio
As of September 30, 2009
(amounts in 000’s, except ratios)
(Unaudited)

		Less:	Plus:	Trailing
	Twelve Months	Nine Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended
	December 31,	September 30,	September 30,	September 30,
	2008	2008	2009	2009
Trailing Twelve Month Consolidated EBITDA
Net income	$(66,492)	$7,467	$4,782	$(69,177)
Less: Loss on sale of assets	(76)	(27)	(47)	(96)
Gain on exchange of assets	506	506	—	—
Impairment of intangible assets	(116,443)	—	—	(116,443)
Interest income	136	111	5	30
Net barter transactions	(24)	35	247	188

Total exclusions	(115,901)	625	205	(116,321)

Consolidated Adjusted Net Income	49,409	6,842	4,577	47,144
Plus: Interest expense	7,173	5,760	3,589	5,002
Income tax (benefit) expense	(32,522)	5,452	3,710	(34,264)
Depreciation & amortization expense	8,963	6,551	6,517	8,929
Amortization of television syndicated programming contracts	673	488	530	715
Non-cash stock based compensation expense	1,433	1,059	1,018	1,392
Less: Cash television programming payments	663	482	549	730

Trailing twelve month consolidated EBITDA	$34,466	$25,670	$19,392	$28,188

September 30,
2009

Total long-term debt, including current maturities	$130,578
Divided by trailing twelve month consolidated EBITDA	28,188

Leverage ratio	4.6

Total long-term debt, including current maturities	$130,578
Less: Cash and cash equivalents as of September 30, 2009	(16,649)

Long-term debt, including current maturities less cash and cash equivalents as of September 30, 2009	113,929
Divided by trailing twelve month consolidated EBITDA	28,188

Leverage ratio	4.0